                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)      February 22, 2005
                                                   -----------------------

                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 033-68728                          13-3736306
--------------------------------------------------------------------------------
       (Commission File Number)        (IRS Employer Identification No.)


            50 Rockefeller Plaza, New York, NY                10020
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)         (Zip Code)

                                  212-492-1100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 5 - Corporate Governance and Management


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


On February 22, 2005 the registrant's Board of Directors appointed Warren Wintrub to serve as an independent director of the registrant, and also as a member of the registrant's Audit Committee. Mr. Wintrub currently serves as an independent director of Corporate Property Associates 14 Incorporated and Corporate Property Associates 16 - Global Incorporated, affiliates of the registrant. There are no arrangements or understandings between Mr. Wintrub and any other person pursuant to which he was selected as a Director of the Company. Mr. Wintrub has no reportable transactions under Item 404(a) of Regulation S-K.

Gordon F. DuGan, Co-Chief Executive Officer of the registrant, was also appointed by the registrant's Board of Directors as a director of the registrant on February 22, 2005. Each of Messrs. Wintrub and DuGan will serve until the registrant's next annual meeting of shareholders, at which time each will be eligible for reelection by the registrant's shareholders.

On February 28, 2005, George E. Stoddard, a director of the registrant, resigned from the registrant's board of directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CORPORATE PROPERTY ASSOCIATES 12
                                 INCORPORATED



                                 By: /s/ Gordon F. DuGan
                                     -------------------------------------------
                                     Gordon F. DuGan, Co-Chief Executive Officer


Date:  February 28, 2005